T. ROWE PRICE ASSOCIATES, INC.

                                Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of T. Rowe Price Associates, Inc., a Maryland corporation, constitute and appoint George J. Collins, George A. Roche, and Alvin M. Younger, Jr. or any one of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned in their respective names as directors and officers of T. Rowe Price Associates, Inc., a Registration Statement on Form S-8 (or other appropriate form) to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and any amendment or supplement to such registration statement relating to the sale of common stock under the T. Rowe Price Associates, Inc. 1996 Stock Incentive Plan. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.


DATED:   January 24, 1997




                                    /s/ George J. Collins
                                    ---------------------
                                    George J. Collins,
                                    Principal Executive Officer and Director


                                    /s/ George A. Roche
                                    -------------------
                                    George A. Roche,
                                    Principal Financial Officer and Director


                                    /s/ Alvin M. Younger, Jr.
                                    -------------------------
                                    Alvin M. Younger, Jr.
                                    Principal Accounting Officer


George J. Collins, Henry H. Hopkins, James A.C. Kennedy, John H. Laporte, William T. Reynolds, James S. Riepe, George A. Roche, and M. David Testa.



                                   /s/ Henry H. Hopkins
                                   --------------------
                                   Henry H. Hopkins


                                   /s/ James A.C. Kennedy
                                   ----------------------
                                   James A.C. Kennedy


                                   /s/ John H. Laporte
                                   -------------------
                                   John H. Laporte


                                   /s/ William T. Reynolds
                                   -----------------------
                                   William T. Reynolds


                                   /s/ James S. Riepe
                                   ------------------
                                   James S. Riepe


                                   /s/ M. David Testa
                                   ------------------
                                   M. David Testa